Exhibit (h.1)

            LCM Internet Growth Fund, Inc.

                   4,000,000 Shares*
                    of Common Stock

                UNDERWRITING AGREEMENT


                                   October __, 1999

LASALLE ST. SECURITIES, LLC
As Representative of the several Underwriters
810 West Washington Boulevard
Chicago, Illinois 60607

Dear Sirs:

       LCM  Internet  Growth  Fund,  Inc.,  a  Maryland
corporation   (the   "Company"),   and   LCM    Capital
Management,  Inc.,  an  Illinois  corporation  and  the
Company's  investment manager (the  "Manager"),  hereby
confirm  their agreement with the several  underwriters
named  in  Schedule 1 hereto (the "Underwriters"),  for
whom   you  have  been  duly  authorized  to   act   as
representative     (in     such      capacity,      the
"Representative"), as set forth below. If you  are  the
only   Underwriter,  all  references  herein   to   the
Representative   shall  be  deemed   to   be   to   the
Underwriter.

     1.   Securities.  Subject to the terms and conditions
herein  contained, the Company proposes  to  issue  and
sell  to  the  several  Underwriters  an  aggregate  of
4,000,000  (the  "Firm Securities")  shares  of  common
stock  in  the Company, par value, $.01 per share  (the
"Shares").  The Company also proposes to issue and sell
to  the  several  Underwriters not  more  than  600,000
additional Shares if requested by the Representative as provided in Section 3 of this Agreement. Any and all Shares to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option
Securities",  and the Firm Securities  and  any  Option
Securities are collectively referred to herein as the "Securities".

     2. Representations and Warranties of the Company and the Manager.

     (a) The Company and the Manager jointly and severally represent and warrant to, and agree with, each of the several Underwriters that:

          (i)  A registration statement on Form N-2 (File Nos.
     333-74407 and 811-9261) with respect to the Securities,
     including a prospectus subject to completion, has been
     filed by the Company with the Securities and Exchange
     Commission (the "Commission") under the Securities Act
     of  1933, as amended (the "Act"), and one or  more
     amendments to such
-------------
* Plus an option to purchase from LCM Internet Growh Fund, Inc. up to 600,000 additional shares to cover over-allotments.

     registration statement may have been so filed.
     A notification of registration on Form N-8A
     (the "Notification of Registration") has also been filed with the Commission pursuant to Section 8(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). After the execution of this Agreement, the Company will file with the Commission either (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 497(h) under the Act and as have been provided to and approved by the Representative prior to the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representative prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 497(b) or (h), as the case may be, under the Act or, if applicable, as subsequently filed pursuant to Rule 497(d) under the Act.

          (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.
     When any Preliminary Prospectus was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in
     all material respects with the requirements of, the
     Act, the Investment Company Act and the respective
     rules and regulations of the Commission thereunder and
     (B) did not include any untrue statement of a material
     fact or omit to state any material fact necessary in
     order to make the statements therein, in the light of
     the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Investment Company Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state
     any material fact necessary to make the statements
     therein not misleading. When the Prospectus or any
     amendment or supplement thereto is filed with the Commission pursuant to Rule 497(b) or (h) under the
     Act, as the case may be, and, if applicable, when subsequently filed with the Commission pursuant to Rule 497(d) under the Act (or, if the Prospectus or such amendment or supplement is not required to be so filed, when  the  Registration Statement or the amendment
     thereto containing such amendment or supplement to the Prospectus was or is declared effective), and on the
     Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements
     required to be stated therein in
     accordance with, and complied or will comply in all
     material respects with the requirements of, the Act,
     the Investment Company Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of  a
     material  fact or omit to state any material  fact
     necessary in order to make the statements therein, in
     the light of the circumstances under which they were
     made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon
     and in conformity with written information furnished to
     the   Company  by  any  Underwriter  through   the
     Representative specifically for use therein.

          (iii) When the Notification of Registration was filed with the Commission, it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Investment Company Act and the rules and regulations of the Commission thereunder and
     (B) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          (iv) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company; and the Company holds all licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) (other than, if the Registration Statement is not effective under the Act, the order of the Commission declaring the Registration Statement effective under the Act and similar orders as may be required under state securities or blue sky laws). The Company has no subsidiaries.

          (v)  The Company has full power (corporate and other)
     (A) to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; (B) to enter into this Agreement, the Investment Advisory
     Agreement, dated as of October 15, 1999 (the "Advisory
     Agreement"), between the Company and the Manager, the Custodian Contract dated as of October 15, 1999, (the
     "Custody Agreement"), between the Company and Firstar
     Bank Milwaukee, N.A., the Transfer Agency Agreement, dated as of October 15, 1999 (the "Transfer Agency
     Agreement"), between the Company and Firstar  Bank
     Milwaukee, N.A., the Fund Administration Servicing
     Agreement, dated as of October 15, 1999, (the "Fund
     Administration Agreement"), between the Company and Firstar Mutual Fund Services, LLC ("FMFS"), the
     Fulfillment Servicing Agreement, dated as of October
     15, 1999 (the "Fulfillment Agreement"), between the
     Company and FMFS and the Fund Accounting Servicing
     Agreement, dated as of October 15, 1999 (the "Fund
     Accounting Agreement"), between the Company and FMFS;
     (C) to adopt the distribution reinvestment plan (the
     "Distribution Reinvestment Plan") described in the Prospectus, or, if the Prospectus is not in existence, the most recent Preliminary Prospectus;
     and (D) to carry out all the terms and provisions hereof and of any of the foregoing agreements and plans to be carried out by it.

          (vi) The Company is duly registered with the Commission pursuant to Section 8 of the Investment Company Act as a non-diversified, closed-end management investment company; and the Company's articles of incorporation and by-laws comply in all material respects with the Investment Company Act and the rules and regulations of the Commission thereunder.

          (vii) The Company has authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued Shares have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. The Securities have been duly authorized for listing, subject to official notice of issuance, on the American Stock Exchange, and the Company's Registration Statement on Form 8-A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be filed and become effective at the same time the Company's Registration
     Statement  on Form N-2 is declared effective.   No
     holders of outstanding shares of beneficial interest of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

          (viii) The Shares conform to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary
     Prospectus.

          (ix) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

          (x) The Statement of Assets and Liabilities of the Company included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly presents the financial position of the Company as of the date therein specified. Such Statement of Assets and Liabilities has been prepared in accordance with generally accepted accounting principles.

          (xi) PricewaterhouseCoopers, LLP, who have certified certain financial statements of the Company and delivered their report with respect to the Statement of Assets and Liabilities of the Company included in the Registration Statement and the Prospectus

     (or, if the Prospectus is not in existence, the most recent
     Preliminary Prospectus), are independent public accountants as required by the Act, the Investment
     Company Act and the respective rules and regulations thereunder.

          (xii) The execution and delivery of this Agreement, the Advisory Agreement, the Custody Agreement, the
     Transfer Agency Agreement, the Fund Administration Agreement, the Fulfillment Agreement and the Fund Accounting Agreement have been duly authorized by the Company; this Agreement, the Advisory Agreement, the
     Custody Agreement, the Transfer Agency Agreement, the
     Fund  Administration  Agreement,  the  Fulfillment
     Agreement and the Fund Accounting Agreement have been duly executed and delivered by the Company; and assuming due authorization, execution and delivery by the other parties thereto, this Agreement, the Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Fund Administration Agreement, the Fulfillment Agreement and the Fund Accounting Agreement are the legal, valid, binding and enforceable instruments of the Company and all such agreements and the Distribution Reinvestment Plan comply in all material respects with the requirements of the Investment Advisers Act of 1940, as amended (the
     "Advisers Act"), and the Investment Company Act and the respective rules and regulations of the Commission thereunder; and the Distribution Reinvestment Plan has been duly adopted by the Company.

          (xiii) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and are not described therein and, to the knowledge of the Company and the Manager, no such proceedings have been threatened against the Company or with respect to any of its properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required by the Act, the Investment Company Act or the respective rules and regulations of the Commission thereunder.

          (xiv) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement, the Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Fund Administration Agreement, the Fulfillment Agreement and the Fund Accounting Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, stock exchange or securities association except such as have been obtained, such as may be required under state securities or blue sky laws or the rules of the National Association of Securities Dealers, Inc. (the "NASD Rules") and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act or the Investment Company Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or the articles of incorporation or by-laws of the Company or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company.

          (xv) Subsequent to the date of the audited Statement of Assets and Liabilities included in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and there has not been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, financial position or net worth of the Company, except in each case as described in or contemplated by the Prospectus
     (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (xvi) The Company has not distributed and, prior to the later of the expiration of the option period described in Section 3(b) hereof and the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

          (xvii) Neither the Company nor the Manager has directly or indirectly (except as the Company or the Manager may be deemed to have acted through the Representative as a result of the affiliation between the parties), (A) taken any action designed to cause or to result in, or that constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (X) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (Y) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (xviii)   Each certificate signed by any officer of the
     Company in his or her capacity as such and delivered to the Representative or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          (xix) The Company maintains, either directly or through arrangements with its service providers, a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization and with the investment policies and restrictions of the Company and the applicable requirements of the Investment Company Act, the rules and regulations thereunder and the Internal Revenue
     Code of 1986, as amended; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the Investment Company Act and the rules and regulations thereunder; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xx) The conduct by the Company of its business (as described in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

     (b) The Manager represents and warrants to, and agrees with each of the Underwriters that:

          (i) The Manager has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Illinois and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Manager.

          (ii) The Manager has full power (corporate and other) to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Manager has full power (corporate and other) to enter into this Agreement and the Advisory Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it.

          (iii) The Manager is duly registered with the Commission as an investment adviser under the Advisers Act; and the Manager is not prohibited by any provision of the Advisers Act or the Investment Company Act, or the respective rules and regulations of the Commission thereunder, from performing its obligations under the Advisory Agreement.

          (iv) The execution and delivery of this Agreement and the Advisory Agreement have been duly authorized by the Manager; this Agreement and the Advisory Agreement have been duly executed and delivered by the Manager; and, assuming due authorization, execution and delivery by the Company, the Advisory Agreement is the legal, valid, binding and enforceable instrument of the Manager and complies in all material respects with the Advisers Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder.

          (v) The compliance by the Manager with the provisions of this Agreement and the Advisory Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, stock exchange or securities association except such as have been obtained, such as may be required under state securities or blue sky laws or the NASD Rules and, if the registration statement filed with respect to the Securities

     (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act or the Investment Company Act,
     (B) result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any agreement or instrument to which the Manager is a party or by which the Manager or any of its properties are bound, or (C) conflict with the charter documents or by-laws of the Manager or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator, stock exchange or securities association applicable to the Manager.

          (vi) The description of the Manager and its business contained in the Prospectus (or, if the Prospectus is not yet in existence, the most recent Preliminary Prospectus) complies in all material respects with the requirements of the Act, the Investment Company Act and the respective rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (vii) Subsequent to the date of the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there has not been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Manager), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Manager or in the ability of the Manager to fulfill its respective obligations under this Agreement or the Advisory Agreement.

          (viii) No legal or governmental proceedings are pending to which the Manager is a party or to which the property of the Manager is subject that are required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and are not described therein and, to the knowledge of the Manager, no such proceedings have been threatened against the Manager or with respect to any of its properties.

          (ix) Neither the Company nor the Manager has, directly or indirectly (except as the Company or the Manager may be deemed to have acted through the Representative as a result of the affiliation between the parties), (A) taken any action designed to cause or to result in, or that constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (X) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (Y) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (x) The Manager has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration
     Statement and the Prospectus.

     3.   Purchase, Sale and Delivery of the Securities.

     (a)  On the basis of the representations, warranties,
agreements  and covenants herein contained and  subject
to  the  terms  and conditions herein  set  forth,  the
Company  agrees  to  issue and  sell  to  each  of  the
Underwriters,  and each of the Underwriters,  severally
and  not  jointly, agrees to purchase from the Company,
at  a purchase price of $9.45 per share, the number  of
Firm  Securities set forth opposite the  name  of  such
Underwriter  in  Schedule  1  hereto.   One   or   more
certificates in definitive form for the Firm Securities
that  the  several Underwriters have agreed to purchase
hereunder,  and  in such denomination or  denominations
and   registered  in  such  name  or   names   as   the
Representative requests upon notice to the  Company  at
least 48 hours prior to the Firm Closing Date, shall be
delivered  by  or  on  behalf of  the  Company  to  the
Representative  for  the  respective  accounts  of  the
Underwriters,  against payment by or on behalf  of  the
Underwriters  of  the purchase price therefor  by  wire
transfer  of immediately available funds to an  account
designated  by the Company at least 48 hours  prior  to
the  Firm  Closing Date.  Such delivery of and  payment
for the Firm Securities shall be made at the offices of
Godfrey   &   Kahn,  S.C.,  780  North  Water   Street,
Milwaukee, Wisconsin at 9:30 A.M., Milwaukee  time,  on
October __, 1999, or at such other place, time or  date
as the Representative and the Company may agree upon or
as the Representative may determine pursuant to Section
9  hereof,  such  time  and date  of  delivery  against
payment  being herein referred to as the "Firm  Closing
Date".  The  Company  will  make  such  certificate  or
certificates  for  the  Firm Securities  available  for
checking  and  packaging by the Representative  at  the
offices   in  Milwaukee,  Wisconsin  of  the  Company's
transfer agent or at the offices in Chicago, Illinois of LaSalle St. Securities, LLC at least 24 hours prior to the Firm Closing Date.

     (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the
Company  hereby  grants to the several Underwriters  an
option  to  purchase, severally and  not  jointly,  the
Option  Securities. The purchase price to be  paid  for
any Option Securities shall be the same price per share
as  the  price  per share for the Firm  Securities  set
forth  above in paragraph (a) of this Section 3,  plus,
if the purchase and sale of any Option Securities takes
place after the Firm Closing Date and after the Firm Securities are trading "ex- dividend", an amount equal to the dividends payable on such Option Securities. The
option granted hereby may be exercised as to all or any
part  of the Option Securities within thirty days after
the  date of the Prospectus (or, if such 30th day shall
be  a  Saturday  or  Sunday or  holiday,  on  the  next
business   day  thereafter  when  the  American   Stock
Exchange  is open for trading). The Underwriters  shall
not  be  under any obligation to purchase  any  of  the
Option Securities prior to the exercise of such option.
The  Representative  may exercise  the  option  granted
hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and
the  date and time for delivery of and payment for such
Option Securities. Any such date of delivery shall be determined by the Representative but shall not be earlier than two business days or later than seven business days after such exercise of the option and, in any  event, shall not be earlier than the Firm  Closing
Date.  The  time and date set forth in such notice,  or
such   other   time   on  such  other   date   as   the
Representative and the Company may agree upon or as the Representative may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with
respect to such Option Securities. Upon exercise of the
option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and,  subject  to the terms and conditions  herein  set
forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representative in such manner  as  it  deems  advisable  to  avoid  fractional
shares.  If  the option is exercised as to all  or  any
portion   of  the  Option  Securities,  one   or   more
certificates  in  definitive  form  for   such   Option
Securities, and payment therefor, shall be delivered on
the  Option  Closing Date in the manner, and  upon  the
terms  and  conditions, set forth in paragraph  (a)  of
this  Section 3, except that reference therein  to  the
Firm  Securities  and the Firm Closing  Date  shall  be
deemed, for purposes of this paragraph (b), to refer to
such   Option  Securities  and  Option  Closing   Date,
respectively.

     (c)  It is understood that any of you may (but shall
not  be  obligated to) make payment on  behalf  of  any
Underwriter  or Underwriters for any of the  Securities
to be purchased by such Underwriter or Underwriters. No
such   payment   shall  relieve  such  Underwriter   or
Underwriters from any of its or their obligations hereunder.

     4.    Offering  by  the Underwriters.   Upon  your
authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm
Securities for sale to the public upon the terms set forth in the Prospectus.

     5. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

     (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto
to   become  effective  as  promptly  as  possible.  If
required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 497(b), (d) or (h), as the case may be, under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act, the Investment Company Act
and   the  respective  rules  and  regulations  of  the
Commission thereunder to the extent necessary to permit
the   continuance  of  sales  of  or  dealings  in  the
Securities in accordance with the provisions hereof and
of the Prospectus, as then amended or supplemented, and
(B) will not file with the Commission the prospectus or
the  amendment  referred to in the  third  sentence  of
Section 2(a)(i) hereof, any amendment or supplement  to
such  prospectus  or any amendment to the  Registration
Statement   of  which  the  Representative  shall   not
previously have been advised and furnished with a  copy
for a reasonable period of time prior to the proposed filing and as to which filing the Representative shall not  have  given its consent. The Company will  prepare
and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representative or counsel for the
Underwriters,   any  amendments  to  the   Registration
Statement   or   amendments  or  supplements   to   the
Prospectus  that  may  be  necessary  or  advisable  in
connection  with the distribution of the Securities  by
the several Underwriters, and will use its best efforts
to   cause  any  such  amendment  to  the  Registration
Statement to be declared effective by the Commission as promptly as possible. The Company will advise the
Representative,   promptly   after   receiving   notice
thereof, of the time when the Registration Statement or
any  amendment  thereto  has  been  filed  or  declared
effective  or  the  Prospectus  or  any  amendment   or
supplement thereto has been filed and will provide evidence satisfactory to the Representative of each such filing or effectiveness.

     (b)   The  Company will advise the Representative,
promptly  after receiving notice or obtaining knowledge
thereof, of (A) the issuance by the Commission  of  any
stop   order  suspending  the  effectiveness   of   the
Registration Statement or any amendment thereto or  any
order   preventing  or  suspending  the  use   of   any
Preliminary  Prospectus  or  the  Prospectus   or   any
amendment or supplement thereto, (B) the suspension  of
the  qualification of the Securities  for  offering  or
sale   in   any   jurisdiction,  (C)  the  institution,
threatening or contemplation of any proceeding for any such purpose or (D) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

     (c)  The Company will assist Underwriter's counsel in
such  counsel's  effort to qualify the  Securities  for
offering and sale under the securities or blue sky laws
of   such  jurisdictions  as  the  Representative   may
designate; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

     (d)  If, at any time prior to the later of (A) the
final date when a prospectus relating to the Securities
is  required to be delivered under the Act or  (B)  the
Option  Closing Date, any event occurs as a  result  of
which  the Prospectus, as then amended or supplemented,
would include an untrue statement of a material fact or
omit  to  state a material fact necessary in  order  to
make  the  statements  therein, in  the  light  of  the
circumstances   under  which  they   were   made,   not
misleading, or if for any other reason it is  necessary
at  any  time to amend or supplement the Prospectus  to
comply with the Act, the Investment Company Act or  the
respective  rules  or  regulations  of  the  Commission
thereunder,  the  Company  will  promptly  notify   the
Representative  thereof and, subject  to  Section  5(a)
hereof,  will prepare and file with the Commission,  at
the Company's expense, an amendment to the Registration
Statement  or  an  amendment  or  supplement   to   the
Prospectus that corrects such statement or omission or effects such compliance.

     (e) The Company will, without charge and upon request, provide (A) to the Representative and to counsel for the  Underwriters (X) a signed copy of the Notification
of   Registration  and  (Y)  a  signed  copy   of   the
registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (B) to each other Underwriter, a conformed copy of such Notification of Registration and such registration statement and each amendment thereto (in each case without exhibits thereto) and (C) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representative may reasonably request.

     (f)   The Company, as soon as practicable but in no
event  later  than  60 days after  the  period  covered
thereby,  will make generally available to its security
holders   and  to  the

Representative a consolidated earnings statement of the Company that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

     (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

     (h)  The Company will use its best efforts to list,
subject  to  notice of issuance, the Securities  to  be
sold   by   it   on   the   American   Stock   Exchange
simultaneously   with   the   effectiveness   of    the
Registration Statement.

     (i)  During a period of five years from the effective
date  of  the Registration Statement, the Company  will
furnish to the Representative copies of all reports and
other communications (financial or other) furnished  by
the  Company  to  its  shareholders  and,  as  soon  as
available,   copies   of  any  reports   or   financial
statements furnished or filed by the Company to or with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

     (j)  The Company and the Manager will not, directly or
indirectly (except as the Company or the Manager may be
deemed  to have acted through the Representative  as  a
result  of  the  affiliation between the parties),  (A)
take  any action designed to cause or to result in,  or
that  has  constituted  or which  might  reasonably  be
expected   to   constitute,   the   stabilization    or
manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (X) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (Y) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (k)  If at any time during the 25-day period after the
Registration Statement becomes effective or the  period
prior   to   the  Option  Closing  Date,   any   rumor,
publication  or  event relating  to  or  affecting  the
Company  shall  occur  as a result  of  which  in  your
opinion  the market price of the Common Stock has  been
or  is likely to be materially affected (regardless  of
whether such rumor, publication or event necessitates a
supplement  to  or  amendment of the  Prospectus),  the
Company  will, after written notice from  you  advising
the  Company  to the effect set forth above,  forthwith
prepare, consult with you concerning the substance  of,
and   disseminate  a  press  release  or  other  public
statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

     6.   Expenses.

     (a)  The Manager agrees to pay all costs and expenses
incident   to   the   performance  of   the   Company's
obligations under this Agreement, whether  or  not  the
transactions  contemplated herein  are  consummated  or
this  Agreement is terminated pursuant  to  Section  11
hereof,  including all costs and expenses  incident  to
(i)  the printing or other production of documents with
respect  to  the transactions, including any  costs  of
printing  the  registration statement originally  filed
with  respect  to  the  Securities  and  any  amendment
thereto,   the   Notification  of   Registration,   any
Preliminary  Prospectus (including without  limitation,
the  expenses  of printing the mailing folder  for  the
Preliminary  Prospectus and the expenses  of  attaching
the  mailing folder to each Preliminary Prospectus  and
of    packaging   each   Preliminary   Prospectus   for
distribution) and the Prospectus and
any amendment or supplement thereto, this Agreement, the Advisory
Agreement,  the Custody Agreement, the Transfer  Agency
Agreement,  the  Fund  Administration  Agreement,   the
Fulfillment Agreement and the Fund Accounting Agreement
and  any  blue  sky  memoranda, (ii)  all  arrangements
relating to the delivery to the Underwriters of  copies
of   the  foregoing  documents,  (iii)  the  fees   and
disbursements of the counsel, the accountants  and  any
other  experts or advisors retained by the  Company  or
the   Manager,  (iv)  the  preparation,  issuance   and
delivery   to  the  Underwriters  of  any  certificates
evidencing  the Securities, including transfer  agent's
and  registrar's  fees, (v) the  qualification  of  the
Securities  under state securities and blue  sky  laws,
including  filing  fees and fees and  disbursements  of
counsel for the Underwriters relating thereto, (vi) the
filing   fees  of  the  Commission  and  the   National
Association of Securities Dealers, Inc. relating to the
Securities, (vii) any listing fees of the Securities on
the  American Stock Exchange, (viii) any meetings  with
prospective investors in the Securities (other than  as
shall   have   been   specifically  approved   by   the
Representative to be paid for by the Underwriters)  and
(ix)  advertising  relating  to  the  offering  of  the
Securities  (other than as shall have been specifically
approved  by the Representative to be paid for  by  the
Underwriters).  If the sale of the Securities  provided
for herein is not consummated because any condition  to
the  obligations  of  the  Underwriters  set  forth  in
Section  7  hereof  is  not  satisfied,  because   this
Agreement  is terminated pursuant to Section 11  hereof
or  because of any failure, refusal or inability on the
part  of  the  Company or the Manager  to  perform  all
obligations   and   satisfy  all  conditions   on   its
respective part to be performed or satisfied  hereunder
other  than  by  reason  of a default  by  any  of  the
Underwriters,  the  Manager  agrees  to  reimburse  the
Underwriters  severally  upon demand  for  all  out-of-
pocket    expenses   (including   counsel   fees    and
disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. Neither the Company nor the Manager shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     (b)  If the Underwriters purchase the Firm Securities,
the   Company   will  pay  a  non-accountable   expense
allowance equal to $400,000 to the Representative for out-of-pocket expenses incurred in connection with the offering (including, but not limited to, advertising relating to the offering of the Securities and travel expenses and the fees and disbursements of counsel for the Underwriters). The Company will pay such amount by permitting the Underwriters to deduct such amount from the proceeds payable to the Company on the Firm Closing
Date pursuant to Section 3(a) hereof.

     7.   Conditions of the Underwriters' Obligations.  The
obligations of the several Underwriters to purchase and
pay  for the Firm Securities shall be subject,  in  the
Representative's sole discretion, to  the  accuracy  of
the  representations and warranties of the Company  and
the  Manager contained herein as of the date hereof and
as  of  the Firm Closing Date, as if made on and as  of
the   Firm  Closing  Date,  to  the  accuracy  of   the
statements of the Company's and the Manager's  officers
made   pursuant  to  the  provisions  hereof,  to   the
performance by the Company and the Manager of its covenants and agreements hereunder and to the following additional conditions:

     (a)  If the Registration Statement or any amendment
thereto  filed prior to the Firm Closing Date  has  not
been  declared  effective as of the time  of  execution
hereof,  the  Registration Statement or such  amendment
shall  have been declared effective not later  than  10
A.M.,  Milwaukee  time,  on  the  date  on  which   the
amendment  to  the  registration  statement  originally
filed  with  respect  to  the  Securities  or  to   the
Registration Statement, as the case may be,  containing
information
regarding the initial public offering price
of  the  Securities has been filed with the Commission,
or  such  later  time  and  date  as  shall  have  been
consented to by the Representative; the Prospectus  and
any  amendment  or supplement thereto shall  have  been
filed with the Commission in the manner and within  the
time period required by Rule 497(b), (d) or (h), as the
case  may  be, under the Act; no stop order  suspending
the  effectiveness of the Registration Statement or any
amendment  thereto  shall  have  been  issued,  and  no
proceedings for that purpose shall have been instituted
or  threatened or, to the knowledge of the  Company  or
the   Representative,  shall  be  contemplated  by  the
Commission;  and the Company shall have  complied  with
any   request   of   the  Commission   for   additional
information   (to  be  included  in  the   Registration
Statement or the Prospectus or otherwise).

     (b) The Representative shall have received an opinion, dated the Firm Closing Date, of Godfrey & Kahn, S.C., counsel for the Company, substantially to the effect that:

          (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland;

          (ii) the Company has corporate power to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement, the Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Fund Administration Agreement, the Fulfillment Agreement and the Fund Accounting Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it;

          (iii) the Company is duly registered with the Commission pursuant to Section 8 of the Investment Company Act as a non-diversified, closed-end management investment company; and the Company's articles of incorporation and by-laws comply in all material respects with the Investment Company Act and the rules and regulations of the Commission thereunder;

          (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued Shares have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; no holders of outstanding Shares are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

          (v) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company, and this Agreement has been duly executed and delivered by the Company and assuming due authorization, execution and delivery by the other parties hereto, this Agreement is a legal, valid, binding and enforceable instrument of the Company;

          (vi) the execution and delivery of each of the Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Fund Administration Agreement, the Fulfillment Agreement and the Fund Accounting Agreement have been duly authorized by all necessary corporate action of the Company and the Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the
     Fund  Administration  Agreement,  the  Fulfillment
     Agreement and the Fund Accounting Agreement and the Distribution Reinvestment Plan comply in all material respects with all applicable provisions of the Investment Company Act and the Advisers Act, and, assuming due authorization, execution and delivery by the other parties thereto, the Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the
     Fund  Administration  Agreement,  the  Fulfillment
     Agreement and the Fund Accounting Agreement are the legal, valid, binding, and enforceable instruments of the Company and comply in all material respects with the requirements of the Advisers Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder;

          (vii) To the knowledge of such counsel, (A) no legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the knowledge of such counsel, no such proceedings have been threatened against the Company or with respect to any of its properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

          (viii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement, the Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Fund Administration Agreement, the Fulfillment Agreement and the Fund Accounting Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement known to such counsel, to which the Company is a party or by which the Company or any of its properties are bound, or the articles of incorporation or by-laws of the Company, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company;

          (ix) the Registration Statement is effective under the Act; the filing of the Prospectus pursuant to Rule
     497(b), (d) or (h), as the case may be, has been made in the manner and within the time period required by Rule 497(b), (d) or (h), as the case may be; and, to the knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the knowledge of such counsel, are contemplated by the Commission;

          (x) the Registration Statement originally filed with respect to the Securities and each amendment thereto and the Prospectus (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Investment Company Act and the respective rules and regulations of the Commission thereunder;

          (xi) To the knowledge of such counsel, the Company is not currently in breach of, or in default under, any written agreement or instrument to which the Company is a party or by which it or its property is bound or affected; and

          (xii)     The Company's Registration Statement on Form
     8-A under the Exchange Act is effective.

In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Manager and public officials.

References  to  the  Registration  Statement  and   the
Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

     (c) The Representative shall have received an opinion, dated the Firm Closing Date, of Vanasco, Wayne &
Genelly, a Partnership of Professional Corporations, counsel of the Manager, to the effect that:

          (i) the Manager is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Illinois and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Manager;

          (ii) the Manager has corporate power to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus, and the Manager has corporate power to enter into this Agreement and the Advisory Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it;

          (iii) the Manager is duly registered with the Commission as an investment adviser under the Advisers Act; and the Manager is not prohibited by any provision of the Advisers Act or the Investment Company Act, or the respective rules and regulations of the Commission thereunder, from performing its obligations under the Advisory Agreement;

          (iv) the execution and delivery of this Agreement and the Advisory Agreement have been duly authorized by all necessary corporate action of the Manager; this Agreement and the Advisory Agreement have been duly executed and delivered by the Manager; and, assuming due authorization, execution and delivery by the Company, the Advisory Agreement is the legal, valid, binding and enforceable instrument of the Manager and complies in all material respects with the Advisers Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder;

          (v) the compliance by the Manager with the provisions of this Agreement and the Advisory Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, (ii) result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Manager is a party or by which the Manager or any of its properties are bound, or (iii) conflict with the charter documents or by-laws of the Manager or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator, stock exchange or securities association known to such counsel and applicable to the Manager;

          (vi) the description of the Manager and its business contained in the Prospectus complies in all material respects with the requirements of the Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder and, to the best knowledge of such counsel after due inquiry, does not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

          (vii) no legal or governmental proceedings are pending to which the Manager is a party or to which the property of the Manager is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein and, to the best knowledge of such counsel, no such proceedings have been threatened against the Manager or with respect to any of its properties.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Manager and public officials.

     References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

     (d) The Representative shall have received an opinion, dated the Firm Closing Date, of Sachnoff & Weaver, Ltd., counsel for the Underwriters, with respect to the
issuance   and   sale  of  the  Firm  Securities,   the
Registration  Statement and the  Prospectus,  and  such
other   related  matters  as  the  Representative   may
reasonably   require,  and  the  Company   shall   have
furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (e)   The Representative shall have received  from
PricewaterhouseCoopers LLP a letter or  letters  dated,
respectively,  the  date hereof and  the  Firm  Closing
Date,  in  form  and  substance  satisfactory  to   the
Representative, to the effect that:

          (i) they are independent accountants with respect to the Company within the meaning of the Act, the Investment Company Act and the respective rules and regulations thereunder;

          (ii) in their opinion, the Statement of Assets and Liabilities examined by them and included in the Registration Statement and the Prospectus complies in form in all material respects with the applicable accounting requirements of the Act, the Investment Company Act and the respective rules and regulations of the Commission thereunder;

          (iii)     on the basis of carrying out certain
     specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that at a specific date not more than five business days prior to the date of such letter, there were any changes in the shares of beneficial interest or long-term debt of the Company or any decreases in stockholders' equity of the Company, in each case compared with amounts shown on the Statement of Assets and Liabilities included in the Registration
     Statement and the Prospectus; and

          (iv) they have recalculated certain data of a statistical or financial nature identified by the Representative and appearing in the Prospectus, including without limitation, under the caption "Fees and Expenses" and agree with the Company's calculation of such data as set forth in the Prospectus.

In  the  event that the letters referred to  above  set
forth  any  such changes or decreases, it  shall  be  a
further   condition   to   the   obligations   of   the
Underwriters that (A) such letters shall be accompanied
by  a  written  explanation of the Company  as  to  the
significance  thereof, unless the Representative  deems
such  explanation unnecessary, and (B) such changes  or
decreases  do  not,  in  the  sole  judgment   of   the
Representative, make it impractical or  inadvisable  to
proceed   with  the  purchase  and  delivery   of   the
Securities   as   contemplated  by   the   Registration
Statement, as amended as of the date hereof.

References  to  the  Registration  Statement  and   the
Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

     (f) The Representative shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

          (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

          (ii) no stop order suspending the effectiveness of the
     Registration Statement or any amendment thereto has
     been issued, and no proceedings for that purpose have
     been instituted or threatened or, to the best of the
     Company's  knowledge,  are  contemplated  by   the
     Commission; and

          (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

     (g) The Representative shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Manager to the effect that:

          (i) the representations and warranties of the Manager in this Agreement are true and correct as if made on and as of the Firm Closing Date; the description of the Manager and its business contained in the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

          (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Manager has not sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business prospects, net worth or results of operations of the Manager, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

     (h)   On  or  before  the Firm Closing  Date,  the
Representative and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

     (i) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for listing on the American Stock Exchange, subject to official notice of issuance.

     All  opinions, certificates, letters and documents
delivered  pursuant to this Agreement will comply  with
the  provisions  hereof  only if  they  are  reasonably
satisfactory   in   all  material   respects   to   the
Representative  and counsel for the  Underwriters.  The
Company   and   the  Manager  shall  furnish   to   the
Representative such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representative and counsel for the Underwriters shall reasonably request.

The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm
Closing  Date shall be deemed to refer to  such  Option
Securities and the Option Closing Date, respectively.

     8.   Indemnification and Contribution.

     (a)  The Company and the Manager jointly and severally
(subject to clause (i) below and to Section 17(i) of the Investment Company Act) agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section
15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i) any untrue statement or alleged untrue statement made by the Company or the Manager in Section 2 of this Agreement; provided, however, that under this clause
     (i) the Company shall be liable solely for untrue statements or alleged untrue statements made by the Company in Section 2 of this Agreement,

          (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, including the Notification of Registration, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange
     (each an "Application"),

          (iii)     the omission or alleged omission to state in
     the Registration Statement or any amendment thereto,
     any Preliminary Prospectus or the Prospectus or any
     amendment or supplement thereto, or any Application a
     material  fact  required to be stated  therein  or
     necessary to make the statements therein not misleading
     or any untrue statement or alleged untrue statement of
     any material fact contained in any audio or visual
     materials used in connection with the marketing of the
     Securities  that have been approved in writing  or
     provided, prepared or authorized by the Company ("Sales
     Material"), including without
     limitation, slides, videos, films, tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person
     in connection with investigating, defending against or
     appearing as a third-party witness in connection with
     any such loss, claim, damage, liability or action;
     provided, however, that neither the Company nor the
     Manager will be liable in any such case to the extent
     that any such loss, claim, damage or liability arises
     out of or is based upon any untrue statement or alleged
     untrue statement or omission or alleged omission made
     in  such  registration statement or any  amendment
     thereto, any Preliminary Prospectus, the Prospectus or
     any amendment or supplement thereto, any Application or
     any Sales Materials in reliance upon and in conformity
     with written information furnished to the Company by
     such   Underwriter   through  the   Representative
     specifically for use therein; and provided, further, that neither the Company nor the Manager will be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with any provisions of this Agreement. This indemnity agreement will be in addition to any liability which the Company or the Manager may otherwise have. Neither the Company nor the Manager will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

     (b)  Each Underwriter, severally and not jointly, will
indemnify  and  hold  harmless  the  Company  and   the
Manager, each of the Company's directors, each  of  the
Company's   officers   who  signed   the   Registration
Statement  and  each person, if any, who  controls  the
Company or the Manager within the meaning of Section 15
of  the  Act or Section 20 of the Exchange Act  against
any losses, claims, damages or liabilities to which the
Company  or  any such director, officer or  controlling
person  may  become subject under the Act or otherwise,
insofar  as such losses, claims, damages or liabilities
(or  actions in respect thereof) arise out  of  or  are
based  upon (i) any untrue statement or alleged  untrue
statement  of  any  material  fact  contained  in   the
Registration  Statement or any amendment  thereto,  any
Preliminary  Prospectus  or  the  Prospectus   or   any
amendment or supplement thereto, any Application or any
Sales  Material  or (ii) the omission  or  the  alleged
omission  to state therein a material fact required  to
be   stated  in  the  Registration  Statement  or   any
amendment  thereto, any Preliminary Prospectus  or  the
Prospectus or any amendment or supplement thereto,  any
Application or any Sales Material or necessary to  make
the statements therein not misleading, in each case  to
the  extent,  but only to the extent, that such  untrue
statement  or alleged
untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information
furnished to the Company by such Underwriter through the
Representative specifically for use therein; and, subject to the limitation set forth immediately preceding this clause,
will   reimburse,  as  incurred,  any  legal  or  other
expenses reasonably incurred by the Company or the Manager or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (c)  Promptly after receipt by an indemnified party
under  this Section 8 of notice of the commencement  of
any action, such indemnified party will, if a claim  in
respect  thereof is to be made against the indemnifying
party  under  this  Section 8, notify the  indemnifying
party of the commencement thereof; but the omission  so
to  notify  the indemnifying party will not relieve  it
from any liability which it may have to any indemnified
party otherwise than under this Section 8. In case  any
such  action is brought against any indemnified  party,
and   it   notifies  the  indemnifying  party  of   the
commencement  thereof, the indemnifying party  will  be
entitled to participate therein and, to the extent that
it  may wish, jointly with any other indemnifying party
similarly notified, to assume the defense thereof, with
counsel   satisfactory  to  such   indemnified   party;
provided, however, that if the defendants in  any  such
action  include  both  the indemnified  party  and  the
indemnifying party and the indemnified party shall have
reasonably  concluded that there may  be  one  or  more
legal defenses available to it and/or other indemnified
parties which are different from or additional to those
available  to  the indemnifying party, the indemnifying
party shall not have the right to direct the defense of
such  action  on  behalf of such indemnified  party  or
parties  and  such indemnified party or  parties  shall
have  the  right to select separate counsel  to  defend
such  action  on  behalf of such indemnified  party  or
parties.  After notice from the indemnifying  party  to
such indemnified party of its election so to assume the
defense thereof and approval by such indemnified  party
of   counsel  appointed  to  defend  such  action,  the
indemnifying   party  will  not  be  liable   to   such
indemnified party under this Section 8 for any legal or
other   expenses,  other  than  reasonable   costs   of
investigation,    subsequently   incurred    by    such
indemnified  party  in  connection  with  the   defense
thereof,  unless (i) the indemnified party  shall  have
employed  separate  counsel  in  accordance  with   the
proviso  to  the  next  preceding  sentence  (it  being
understood,  however,  that  in  connection  with  such
action  the indemnifying party shall not be liable  for
the  expenses  of  more than one separate  counsel  (in
addition  to  local  counsel)  in  any  one  action  or
separate but substantially similar actions in the  same
jurisdiction   arising  out   of   the   same   general
allegations   or  circumstances,  designated   by   the
Representative  in the case of paragraph  (a)  of  this
Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

     (d)  In circumstances in which the indemnity agreement
provided  for  in  the  preceding  paragraphs  of  this
Section  8  is  unavailable or  insufficient,  for  any
reason,  to  hold  harmless  an  indemnified  party  in
respect  of  any losses, claims, damages or liabilities
(or  actions  in  respect thereof),  each  indemnifying
party,  in  order  to  provide for just  and  equitable
contribution,  shall contribute to the amount  paid  or
payable  by such indemnified party as a result of  such
losses,  claims,
damages or liabilities (or actions  in
respect  thereof) in such proportion as is  appropriate
to  reflect (i) the relative benefits received  by  the
indemnifying party or parties on the one hand  and  the
indemnified party on the other from the offering of the
Securities  or (ii) if the allocation provided  by  the
foregoing  clause  (i) is not permitted  by  applicable
law,  not  only  such relative benefits  but  also  the
relative fault of the indemnifying party or parties  on
the one hand and the indemnified party on the other  in
connection with the statements or omissions or  alleged
statements  or omissions that resulted in such  losses,
claims,  damages or liabilities (or actions in  respect
thereof)  as  well  as  any  other  relevant  equitable
considerations. The relative benefits received  by  the
Company  and  the  Manager on the one  hand  (it  being
understood that for such purpose, the Company  and  the
Manager  shall  be  treated  as  one  entity)  and  the
Underwriters on the other shall be deemed to be in  the
same proportion as the total proceeds from the offering
(before  deducting expenses) received  by  the  Company
bear   to   the   total  underwriting   discounts   and
commissions received by the Underwriters. The  relative
fault  of  the parties shall be determined by reference
to,  among other things, whether the untrue or  alleged
untrue statement of a material fact or the omission  or
alleged  omission to state a material fact  relates  to
information supplied by the Company, the Manager or the
Underwriters, the parties' relative intent,  knowledge,
access  to  information and opportunity to  correct  or
prevent  such  statement  or omission,  and  any  other
equitable    considerations    appropriate    in    the
circumstances.  The  Company,  the  Manager   and   the
Underwriters  agree that it would not be  equitable  if
the  amount of such contribution were determined by pro
rata or per capita allocation (even if the Underwriters
were treated as one entity for such purpose) or by  any
other  method  of allocation that does  not  take  into
account the equitable considerations referred to  above
in   this  paragraph  (d).  Notwithstanding  any  other
provision  of this paragraph (d), no Underwriter  shall
be  obligated to make contributions hereunder  that  in
the aggregate exceed the total public offering price of
the Securities purchased by such Underwriter under this
Agreement,  less the aggregate amount  of  any  damages
that  such  Underwriter has otherwise been required  to
pay in respect of the same or any substantially similar
claim,    and    no   person   guilty   of   fraudulent
misrepresentation (within the meaning of Section  11(f)
of  the Act) shall be entitled to contribution from any
person   who   was   not  guilty  of  such   fraudulent
misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the LaSalle St. Securities, LLC
Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or the Manager within the meaning of Section 15 of the Act or Section
20 of the Exchange Act, shall have the same rights to contribution as the Company or the Manager, as the case may be.

     9.    Default  of Underwriters.  If  one  or  more
Underwriters default in their obligations  to  purchase
Firm Securities or Option Securities hereunder and  the
aggregate   number   of  such  Securities   that   such
defaulting  Underwriter  or  Underwriters  agreed   but
failed  to  purchase  is ten percent  or  less  of  the
aggregate   number   of  Firm  Securities   or   Option
Securities  to be purchased by all of the  Underwriters
at such time hereunder, the other Underwriters may make
arrangements satisfactory to the Representative for the
purchase  of such Securities by other persons (who  may
include one or more of the non-defaulting Underwriters,
including   the  Representative),  but   if   no   such
arrangements are made by the Firm Closing Date  or  the
related  Option Closing Date, as the case may  be,  the
other  Underwriters  shall be  obligated  severally  in
proportion to their respective commitments hereunder to
purchase the Firm Securities or Option Securities  that
such defaulting Underwriter or Underwriters agreed  but
failed  to  purchase.  If one or more  Underwriters  so
default   with  respect  to  an  aggregate  number   of
Securities  that  is  more  than  ten  percent  of  the
aggregate   number   of  Firm  Securities   or   Option
Securities, as the case may be, to be purchased by  all
of  the  Underwriters at such time  hereunder,  and  if
arrangements satisfactory to the Representative are not
made  within  36  hours  after  such  default  for  the
purchase by other persons (who may include one or  more
of   the  non-defaulting  Underwriters,  including  the
Representative) of the Securities with respect to which
such  default  occurs,  this Agreement  will  terminate
without  liability  on the part of  any  non-defaulting
Underwriter, the Company or the Manager other  than  as
provided  in  Section 10 hereof. In the  event  of  any
default  by  one or more Underwriters as  described  in
this Section 9, the Representative shall have the right
to postpone the Firm Closing Date or the Option Closing
Date,  as  the case may be, established as provided  in
Section 3 hereof for not more than seven business  days
in  order that any necessary changes may be made in the
arrangements or documents for the purchase and delivery
of  the  Firm Securities or Option Securities,  as  the
case  may  be.   In the event of any such default,  the
Company  shall  have  the right to  postpone  the  Firm
Closing Date or the Option Closing Date, as the case may be, in order to enable the Company to call and hold an in-person meeting of the directors to approve of any substitute underwriters as required by Section 15 of the Investment Company Act. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     10.   Survival.   The respective  representations,
warranties,  agreements,  covenants,  indemnities   and
other statements of the Company, the Manager, the officers of the Company and the Manager and the several
Underwriters set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Manager, any of their officers or directors, any Underwriter or any controlling person referred to in
Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections
6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     11.  Termination.

     (a)  This Agreement may be terminated with respect to
the  Firm  Securities or any Option Securities  in  the
sole discretion of the Representative by notice to  the
Company  given prior to the Firm Closing  Date  or  the
Option  Closing Date, respectively, in the  event  that
the  Company or the Manager shall have failed,  refused
or  been  unable to perform all obligations and satisfy
all conditions on its part to be performed or satisfied
hereunder at or prior thereto or, if at or prior to the
Firm   Closing  Date  or  such  Option  Closing   Date,
respectively,

          (i) the Company or the Manager shall have, in the sole judgment of the Representative, sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company or the Manager, as the case may be), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company or the Manager, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

          (ii) trading in the Shares shall have been suspended by the Commission or the American Stock Exchange or trading in securities generally on the American Stock
     Exchange shall have been suspended or minimum or maximum prices shall have been established;

          (iii) a banking moratorium shall have been declared by New York or United States authorities; or

          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political of financial conditions having an effect on the U. S. financial markets that, in the sole judgment of the Representative, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     (b)  Termination of this Agreement pursuant to this
Section  11 shall be without liability of any party  to
any  other  party  except  as provided  in  Section  10
hereof.

     12.   Information  Supplied by Underwriters.   The
statements  set  forth under the heading "Underwriting"
in  any Preliminary Prospectus or the Prospectus or  in
any other sections of any Preliminary Prospectus or the
Prospectus (to the extent such statements relate to the
Underwriters) constitute the only information furnished
by  any  Underwriter through the Representative to  the
Company  for  the purposes of Sections 2(a)(ii)  and  8
hereof.   The Underwriters confirm that such statements
(to such extent) are correct.

     13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to LaSalle St. Securities, LLC, 810 West Washington Blvd., Chicago, Illinois 60607, Attention: Equity Transactions Group;
if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 810 West Washington Blvd., Chicago, Illinois 60607, Attention: Will Thimes; and if sent to the Manager, shall be mailed, delivered or telegraphed and confirmed in writing to the Manager at 810 West Washington Blvd., Chicago, Illinois 60607,
Attention:  Barry Glasgow.

     14.  Successors.  This Agreement shall inure to the
benefit  of  and  shall  be binding  upon  the  several
Underwriters,  the  Company and the Manager  and  their
respective  successors and legal  representatives,  and
nothing  expressed  or mentioned in this  Agreement  is
intended or shall be construed to give any other person
any legal or equitable right, remedy or claim under  or
in  respect of this Agreement, or any provisions herein
contained,  this  Agreement  and  all  conditions   and
provisions  hereof being intended to be and  being  for
the  sole and exclusive benefit of such persons
and for the benefit of no other person except that (i) the
indemnities of the Company and the Manager contained in
Section  8  of  this Agreement shall also  be  for  the
benefit  of  any  person  or persons  who  control  any
Underwriter within the meaning of Section 15 of the Act
or  Section  20  of  the  Exchange  Act  and  (ii)  the
indemnities of the Underwriters contained in Section  8
of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company or the Manager within the meaning of Section 15 of the Act or
Section  20  of  the  Exchange  Act.  No  purchaser  of
Securities from any Underwriter shall be deemed a successor because of such purchase.

     15. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the law of the State of Illinois, without giving effect to any provisions relating to conflicts of laws.

     16.  Counterparts.  This Agreement may be executed in
two or more counterparts, each of which shall be deemed
an original, but all of which together shall constitute
one   and   the   same  instrument.    If   signed   in
counterparts, the Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     If   the   foregoing  correctly  sets  forth   our
understanding, please indicate your acceptance  thereof
in the space provided below for that purpose, whereupon
this  letter shall constitute an agreement binding  the
Company,   the   Manager  and  each  of   the   several
Underwriters.

                              Very truly yours,

                              LCM INTERNET GROWTH FUND, INC.


                              By:_____________________________
                              Name:
                              Title:

                               LCM  CAPITAL MANAGEMENT, INC.


                              By:_____________________________
                              Name:
                              Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


LASALLE ST. SECURITIES, LLC


By___________________________
Name:  Jay Carstensen
Title: First Vice President

As Representative of the several Underwriters.

                      SCHEDULE 1

                     UNDERWRITERS


                                         Number of Firm
                             Securities to be Purchased
                                        _______________
Underwriter

LaSalle St. Securities, LLC
Southwest Securities, Inc.
Wedbush Morgan Securities, Inc.
Joseph Charles & Associates
J.P. Turner & Company, LLC
EBI Securities Corp.
Hagerty Stewart
Redwine & Company, Inc.
Paradise Valley Securities, Inc.
Advanced Equities, Inc.
Nutmeg Securities, Ltd.
L.H. Friend, Weinress, Frankson & Presson, L.P.
Bluestone Capital Partners, L.P.






                                           ____________

                                       Total: 4,000,000